                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 14, 2000


                               WABTEC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-13782                 25-1615902
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


                   1001 Air Brake Avenue, Wilmerding PA 15148
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (412) 825-1000
                         -------------------------------
                         (Registrant's telephone number)


                         Westinghouse Air Brake Company
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         The Registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) - (b) Not applicable.

        (c) Exhibits.

                  99.1 Text of press release dated January 14, 2000, issued
            by Wabtec Corporation, regarding EPS Expectations and Merger Restructuring Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WABTEC CORPORATION


                              By: /s/ Robert J. Brooks
                                 -------------------------------------------
                              Name:   Robert J. Brooks
                              Title:  Senior Vice President, Chief Financial
                                      Officer and Secretary


Date:  January 14, 2000

                                  EXHIBIT INDEX


Exhibit
 Number                  Description of Exhibit
--------                 ----------------------

  99.1 Text of press release dated January 14, 2000, issued by Wabtec Corporation, regarding EPS Expectations and Merger Restructuring Plan.